SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 6, 2003

                    WorldTeq Group International Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

Nevada                        000-27243                         98158A1016
(State or Other               (Commission File Number)          (I.R.S. Employee
Jurisdiction of                                           Identification Number)
Incorporation)


                  30 West Gude Drive, Rockville, Maryland 20850
                                 (240) 403-2000

ITEM  5.  Other  Events.

CEO Bruce Bertman will be taking a leave of absence after having been convicted in the United Stated District Court In Miami.

Mr. Bertman announced that his attorneys will be filing a Motion for Judgment of Acquittal Not Withstanding The Verdict. Mr. Bertman's attorney Martin K. Leppo of Boston Massachusetts stated that there are several grounds that he will present to the court. Bruce Bertman said, "In the interest of the company I feel it is better that I step aside while I exercise my appellate rights. My resignation is in the capacity as CEO only and I will continue to assist the company in anyway I can. It should further be noted that I was convicted of a victimless crime through a 'sting' which I will further explain at another time on the advice of counsel."

The Company has selected Mr. Jeff Lieberman to be Acting CEO in the interim.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WorldTeq Group International Incorporated
(Registrant)

Date:  February  7,  2003

By:/S/  Jeff  Lieberman
-------------------------------------
(Signature)
Name:  Jeff Lieberman
Title:  Acting - Chief Executive Officer
WorldTeq Group International, Inc.